Fees Summary	Dec. 12, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 566,400,000
Previously Paid Amount	0
Total Fee Amount	86,715.84
Total Offset Amount	7,965.71
Net Fee	$ 78,750.13